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                                                                    EXHIBIT 10.4

                          1,000,000 Shares Common Stock

                          Coastal Community Group, Inc.

                                                                   _______, 1999

                            SELECTED DEALER AGREEMENT


Coast Partners Securities, Inc.
   As representative of the several Dealers
601 California Street, Suite 1400
San Francisco, California 94108

         SECTION 1. MANAGING DEALER AGREEMENT. We understand that Coastal Community Group, Inc., a Florida corporation (the "Offeror"), proposes to enter into a placement agreement in substantially the form attached (the "Managing Dealer Agreement") with you, on your behalf and as representative of prospective dealers (including us, collectively, the "Dealers"), pursuant to which the Dealers will agree to use their best efforts to sell up to 1,000,000 shares (the "Common Shares") of the Offeror's common stock, $0.01 par value per share ("Common Stock"), with a minimum purchase from any investor of 250 shares or $2,500 and a maximum purchase of 50,000 shares or $500,000, unless waived by the Offeror. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Managing Dealer Agreement.

         SECTION 2. REGISTRATION STATEMENT AND PROSPECTUS. The Common Shares are more particularly described in a Registration Statement on Form SB-2 (File Number 333-75033) filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"). Amendments to such Registration Statement have been or are being filed, or a form of Prospectus is being filed pursuant to Rule 424(b) and Rule 430A under the 1933 Act, in which, with our consent hereby confirmed, we have been named as one of the Dealers of the Common Shares. A copy of the Registration Statement as filed and a copy of each amendment as filed (excluding exhibits) have heretofore been delivered to us. We confirm that we have examined the Registration Statement, including amendments thereto, relating to the Common Shares, as filed with the Commission, that we are willing to accept the responsibilities of a broker and dealer under the 1933 Act in respect of the Registration Statement, and we are willing to proceed with a public offering of the Common Shares in the manner contemplated. The Registration Statement and the related Prospectus may be further amended, but no such amendment or change shall release or affect our obligations hereunder or under the Managing Dealer Agreement.

         SECTION 3. AUTHORITY AND POSITION OF REPRESENTATIVE.

                  (a) We hereby authorize you, acting on our behalf, as our representative (1) to complete, execute, and deliver the Managing Dealer Agreement, to determine the public offering price of the Common Shares, and to negotiate a sales commission with respect to the sale of the Common Shares, (2) to waive performance or satisfaction by the Offeror of obligations or conditions included in the Managing Dealer Agreement if in your judgment such waiver will not have a material adverse effect upon the interests of the Dealers, (3) to postpone the Closing Date referred to in the Managing Dealer Agreement, and any other time or date specified therein, (4) to exercise any right of cancellation or termination, (5) to consent to such other changes in the Managing Dealer



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Agreement as in your judgment do not materially adversely affect the substance of our rights and obligations thereunder and (6) to take such actions as in your discretion may be necessary or advisable to carry out the Managing Dealer Agreement, this Agreement, and the transactions contemplated thereby and hereby. We also authorize you to determine all matters relating to the public advertisement of the Common Shares.

                  (b) Except as otherwise specifically provided in this Agreement, you shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to the Managing Dealer Agreement and this Agreement and in connection with the sale and distribution of the Common Shares (including authority to terminate the Managing Dealer Agreement as provided therein). You shall be under no liability to us for or in respect of the value of the Common Shares or the validity or the form thereof, the Registration Statement, any preliminary prospectus, the Prospectus, the Managing Dealer Agreement, or other instruments executed by the Offeror, or others; or for or in respect of the issuance, transfer, or delivery of the Common Shares; or for the performance by the Offeror or others of any agreement on its or their part; nor shall you be liable under any of the provisions hereof or for any matters connected herewith, except for your own want of good faith, for obligations expressly assumed by you in this Agreement and for any liabilities imposed upon you by the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"). No obligations on your part shall be implied or inferred herefrom. Authority with respect to matters to be determined by you, or by you and the Offeror, pursuant to the Managing Dealer Agreement, shall survive the termination of this Agreement.

                  (c) In taking all actions hereunder, except in the performance of your own obligations hereunder and under the Managing Dealer Agreement, you shall act only as the representative of each of the Dealers. The commitments and liabilities of each of the several Dealers are several, not joint or joint and several. Nothing contained herein shall constitute the Dealers as partners. If, for federal income tax purposes, the Dealers should be deemed to constitute a partnership, then each Dealer elects to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and agrees not to take any position inconsistent with such election. Each Dealer authorizes Coast Partners Securities, Inc., in its discretion, on behalf of such Dealer, to execute such evidence of such election as may be required by the Internal Revenue Service.

         SECTION 4. PUBLIC OFFERING.

                  (a) Each Dealer hereby agrees to use its best efforts to solicit subscriptions for the Common Shares. Each Dealer hereby confirms that it is a dealer actually engaged in the investment banking or securities business and that it is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") or, if we are not such a member, that we are a foreign dealer not eligible for membership in the NASD and that we will not offer or sell any Common Shares in, or to persons who are nationals or residents of, the United States of America. In making sales of Common Shares, if we are such a member, we agree to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with respect to Free-Riding and Withholding and Rule 2740 of the NASD's Conduct Rules, or if we are a foreign dealer, we agree to comply with such Interpretation and Rules 2730, 2740 and 2750 as though we were such a member, and with Rule 2420 as that Rule applies to a nonmember broker or dealer in a foreign country.

                  (b) The public offering price of the Common Shares is $10.00 per share. You will pay to us a commission of ____ percent (__%) of the gross proceeds from the


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sale of each Common Share sold by the Offeror pursuant to a subscription agreement in the form attached to the Managing Dealer Agreement (a "Subscription") solicited by us; provided, that no commission shall be paid with respect to Common Shares sold to investors who have been identified by the Offeror in writing to you prior to the Closing Date, up to a maximum of 400,000 Common Shares. Payment will be made promptly on the Initial Closing Date or any Subsequent Closing Date; provided, however, that in the event that a sale of Common Shares for which you have solicited a Subscription shall not occur, whether be reason of the failure of any condition specified herein or in the Managing Dealer Agreement, no commission or payment in respect thereof shall be due. Commissions will be payable only with respect to transactions lawful in the jurisdiction where they occur and will be payable on the Closing Date.

                  (c) We agree to submit on behalf of each investor desiring to purchase Common Shares, a Subscription in form and substance satisfactory to the Offeror and all documents, if any, required under state securities laws. We shall ascertain that each Subscription has been properly completed. All payments for the Common Shares shall be made by check payable to the order of "Sun Trust Bank, Miami, N.A. as Escrow Agent - Coastal Community Group, Inc." and if any check is made payable to any other party, we promptly will return such check and the accompanying Subscription to the tendering investor.

                  (d) We agree to submit, no later than noon of the first Business Day after receipt thereof, copies of completed Subscriptions and original checks received by us from investors to Sun Trust Bank, Miami, N.A., 777 Brickell Avenue, Miami, Florida 33131 (the "Escrow Agent"). We agree to submit, no later than noon of the second Business Day after receipt thereof, copies of completed Subscriptions and copies of checks to you and original completed Subscriptions and copies of checks to the Offeror c/o Gunster, Yoakley, Valdes-Fauli & Stewart, P.A., One Biscayne Tower, Two South Biscayne Blvd., Suite 3400, Miami, Florida 33131, Attention: Richard J. Bischoff, Esq. Subscriptions for Common Shares shall be made only during the period beginning on the date on which the Registration Statement becomes effective under the 1933 Act and ending on the Sales Termination Date.

                  (e) We shall have no reasonable grounds to believe, on the basis of having received and examined the Prospectus, that all material facts are not adequately and accurately disclosed and provide a basis for evaluating an investment in the Offeror.

                  (f) All subscriptions solicited by us will be strictly subject to confirmation by you and acceptance thereof by the Offeror. No person, including us, is authorized to give any information, written or oral, or make any representations, written or oral, in connection with the offer and sale of the Common Shares other than those contained (1) in the Prospectus in connection with the sale of any of the Common Shares or (2) in any supplemental sales material supplied or prepared by the Offeror and delivered to us by the Offeror for use in making offers of Common Shares. No Dealer is authorized to act as agent for you when offering any of the Common Shares to the public or otherwise, it being understood that each Dealer and Selected Dealer are independent contractors with you. Nothing herein contained shall constitute you or any other Selected Dealer an association or partner with you.

                  (g) Upon release by you, we may offer the Common Shares at the public offering price, subject to the terms and conditions hereof.

                  (h) You, on behalf of the Offeror, will provide us with such number of copies of the Prospectus and such number of copies of amendments and supplements


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thereto as we reasonably may request. You also will provide us with certain supplemental sales materials to be used by us in connection with the solicitation of Subscriptions for Common Shares. In the event we elect to use such supplemental sales material, we agree that such material shall not be used in connection with the solicitations of Common Shares unless accompanied or preceded by the prospectus as then currently in effect and as it may be amended or supplemented in the future. We agree that we will deliver a copy of the Prospectus, and any amendments or supplements thereto, to each person to whom we make an offer of Common Shares and that we will not disseminate or publish any advertisement (including, without limitation, any so-called tombstone advertisement or any advertisement relating to seminars) relating to our solicitation of subscribers for the Common Shares (1) the form of which has not been submitted to the NASD by the Offeror and (2) that has not been approved in writing by the Offeror.

                  (i) Upon application to you, you will inform us as to the jurisdictions in which you believe the Common Shares have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such jurisdictions, but you assume no responsibility or obligation as to our right to sell the Common Shares in any jurisdiction. We agree that you may limit the number of offers and sales which may be made, or the number of Common Shares which may be sold, by us in any jurisdiction. We agree not to sell the Common Shares in any jurisdiction where such sale by us is prohibited.

                  (j) We warrant and represent that we and our agents and employees are duly licensed to sell the Common Shares in those jurisdictions in which we do so. We further agree that we promptly will notify you of any changes in our status, or our agent's or employee's status, as a licensed broker-dealer in any jurisdiction in which we or our agent or employee has been offering or selling the Common Shares.

                  (k) We confirm that we are familiar with Securities Act Release No. 4698 and Rule 15c2-8 under the 1934 Act, relating to the distribution of preliminary and final prospectuses. We further confirm that we have complied and will comply with Rule 15c2-8 concerning delivery of each preliminary prospectus and the Prospectus, and that we will furnish to persons who receive a confirmation of sale a copy of the Prospectus filed pursuant to Rule 424(b) or Rule 424(c) under the 1933 Act. We are aware of our statutory responsibilities under the 1933 Act, and you are authorized on our behalf to so advise the Commission.

                  (l) We confirm that we are familiar with Rule 15c2-4 under the 1934 Act and NASD Notice to Members 98-4, relating to the offering of securities distributed on a best-efforts basis. We further confirm that we have complied and will comply with Rule 15c2-4 concerning the deposit of subscribers' checks with the Escrow Agent. We are aware of our statutory responsibilities under the 1934 Act, and you are authorized on our behalf to so advise the Commission.

                  (m) In making any offer or sale of the Common Shares, we shall comply with the provisions of the 1933 Act and the 1934 Act, we shall comply with all of the provisions of this Agreement, and we shall take all necessary actions pursuant to instructions given by counsel to the Offeror or you or otherwise required to permit the offer and sale of the Common Shares to comply with the securities or "blue sky" laws of the jurisdictions in which we make offers or sales of the Common Shares.

         SECTION 5. TERMINATION. The offering provisions contained in Section 4 of this Agreement shall terminate on the Sales Termination Date. Whether extended or not, said



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provisions may be terminated in whole or in part by notice from you.

         SECTION 6. PAYMENT OF COSTS AND EXPENSES. Each Dealer shall pay all costs and expenses incident to the performance of its obligations under this Agreement, including (1) all expenses incident to the preparation, printing and filing of all advertising originated by it related to the sale of the Common Shares and (2) all other costs and expenses incurred in connection with its sales efforts related to the sale of the Common Shares which are not expressly assumed by the Offeror in the Managing Dealer Agreement.

         SECTION 7. INDEMNIFICATION AND FUTURE CLAIMS.

                  (a) Each Dealer, including you, agrees to indemnify, hold harmless and reimburse each other Dealer and each person, if any, who controls any other Dealer within the meaning of the 1933 Act and the 1934 Act, and any successor of any other Dealer, to the extent that, and upon the terms upon which, each Dealer will be obligated pursuant to the Managing Dealer Agreement to indemnify, hold harmless and reimburse the Offeror, its directors, officers, and controlling persons, therein specified.

                  (b) In the event that at any time any person other than a Dealer asserts a claim against one or more of the Dealers or against you as representative of the Dealers arising out of an alleged untrue statement or omission in the Registration Statement (or any amendment thereto) or in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or relating to any transaction contemplated by this Agreement, we authorize you to make such investigation, to retain such counsel for the Dealers and to take such action in the defense of such claim as you may deem necessary or advisable. You may settle such claim with the approval of a majority in interest of the Dealers. We will pay our proportionate share (based upon our sales obligation) of all expenses incurred by you (including the fees and expenses of counsel for the Dealers) in investigating and defending against such claim and our proportionate share of the aggregate liability incurred by all Dealers in respect of such claim (after deducting any contribution or indemnification obtained pursuant to the Managing Dealer Agreement, or otherwise, from persons other than Dealers), whether such liability is the result of a judgment against one or more of the Dealers or the result of any such settlement. There shall be credited against any amount paid or payable by us pursuant to this paragraph any loss, damage, liability or expense which is incurred by us as a result of any such claim asserted against us, and if such loss, claim, damage, liability, or expense is incurred by us as a result of any such claim against us, and if such loss, claim, damage, liability, or expense is incurred by us subsequent to any payment by us pursuant to this paragraph, appropriate provision shall be made to effect such credit, by refund or otherwise. Any Dealer may retain separate counsel at its own expense. A claim against or liability incurred by a person who controls a Dealer shall be deemed to have been made against or incurred by such Dealer. In the event of default by any Dealer in respect of its obligations under this Section, the non-defaulting Dealers shall be obligated to pay the full amount thereof in the proportions that their respective sales obligations bear to the sales obligations of all non-defaulting Dealers, without relieving such defaulting Dealer of its liability hereunder. Our agreements contained in this Section will remain in full force and effect regardless of any investigation made by or on behalf of such other Dealer or controlling person and will survive the delivery of and payment for the Common Shares and the termination of this Agreement and the similar agreements entered into with the other Dealers.

         SECTION 8. BLUE SKY AND OTHER MATTERS.


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                  (a) You will not have any responsibility with respect to the right of any Dealer or other person to sell the Common Shares in any jurisdiction notwithstanding any information you may furnish in that connection. We authorize you to file a New York Further State Notice, if required, and to make and carry out on our behalf any agreements which you may deem necessary in order to procure registration or qualification of any of the Common Shares in any jurisdiction, and we will at your request make such payments, and furnish to you such information, as you may deem required by reason of any such agreements.

                  (b) We authorize you to file on behalf of the several Dealers with the NASD such documents and information, if any, which are available or have been furnished to you for filing pursuant to the applicable rules, statements, and interpretations of the NASD.

         SECTION 9. ACKNOWLEDGMENT OF REGISTRATION STATEMENT, ETC. We hereby confirm that we have examined the Registration Statement (including any amendments or supplements thereto) and Prospectus relating to the Common Shares filed with the Commission, that we are willing to accept the responsibilities of a broker and dealer thereunder and that we are willing to proceed as therein contemplated. We confirm that we have authorized you to advise the Offeror on our behalf (a) as to the statements to be included in any preliminary prospectus and in the Prospectus (including any supplement thereto) relating to the Common Shares under the heading "Plan of Distribution," insofar as they relate to us, and (b) that there is no information about us required to be stated in said Registration Statement or said preliminary prospectus or the Prospectus (including any supplement thereto) other than as set forth in the Dealers' Questionnaire previously delivered by us to you and the Offeror. We understand that the aforementioned documents are subject to further change and that we will be supplied with copies of any amendment or amendments to the Registration Statement and of any amended Prospectus promptly, if and when received by you, but the making of such changes and amendments will not release us or affect our obligations hereunder or under the Managing Dealer Agreement.

         SECTION 10. NOTICES AND GOVERNING LAW. Any notice from you to us shall be mailed, telephoned, or telegraphed to us at our address as set forth on the signature page of this Agreement. Any notice from us to you shall be deemed to have been duly given if mailed, telephoned or telegraphed to you at 601 California Street, Suite 1400, San Francisco, California 94108, Fax (415) 781-1824, Attention: Richard A. Sleight. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         SECTION 11. COUNTERPARTS. This Agreement may be signed in any number of counterparts which, taken together, shall constitute one and the same instrument, and you may confirm the execution of such counterparts by facsimile signature.



                  [remainder of page intentionally left blank]




                                     As Attorney-in-Fact for each of the several
                              Dealers named in Schedule A to the
                              Managing Dealer Agreement

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Confirmed as of the date first above written.

                                        COASTAL PARTNERS SECURITIES, INC.
                                        As Representative of the several Dealers



                                        By
                                        Name
                                        Title



Signature of Selected Dealer




Address to which all communications are to be sent


Fax No.


Phone No.